UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 12, 2021 (July 21, 2021)

MarketWise, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1125 N. Charles Street
Baltimore, Maryland 21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	MKTWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
This Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of MarketWise, Inc., a Delaware corporation (the “Company”), filed on July 28, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Transactions (as defined in the Original Report).
The Company is filing this Amendment No. 1 in order to include
(a)    the unaudited condensed consolidated financial statements of MarketWise, LLC, a Delaware limited liability company, as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.1;
(b)    the Management’s Discussion and Analysis of Financial Condition and Results of Operations of MarketWise, LLC for the three and six months ended June 30, 2021 and 2020 as Exhibit 99.2; and
(c)    the unaudited pro forma condensed combined financial information of Ascendant Digital Acquisition Corp. and MarketWise, LLC as of and for the six months ended June 30, 2021 as Exhibit 99.3.
This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The Original Report remains unchanged.

Item 2.02. Results of Operations and Financial Condition.
On August 12, 2021, the Company issued a press release announcing the financial results for MarketWise, LLC for the second quarter ended June 30, 2021. A copy of the press release, which is incorporated by reference herein, is attached hereto as Exhibit 99.4. The foregoing information (including Exhibit 99.4) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(a)Financial statements of businesses acquired.
The unaudited condensed consolidated financial statements of MarketWise, LLC as of June 30, 2021 and for the three and six months ended June, 30, 2021 and 2020, and the related notes thereto, are attached as Exhibit 99.1 hereto and are incorporated herein by reference.
(b)Pro forma financial information.
The unaudited pro forma condensed combined financial information of the MarketWise, Inc. as of and for the six months ended June 30, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.
(d)Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of MarketWise, LLC as of June 30, 2021 and for the three and six months ended June 30, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of MarketWise, LLC for the three and six months ended June 30, 2021 and 2020.

99.3	Unaudited pro forma condensed combined financial information of the MarketWise, Inc. as of and for the six months ended June 30, 2021.

99.4	MarketWise, Inc. press release, dated August 12, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETWISE, INC.

Date: August 12, 2021	By:	/s/ Dale Lynch
	Name:	Dale Lynch
	Title:	Chief Financial Officer
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